SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 18, 2002
                                                        -----------------

             PS Partners IV, Ltd., a California Limited Partnership
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               California                      0-14475           95-3931619
----------------------------------------     ------------    -------------------
          (State or other juris-             (Commission        (IRS Employer
         diction of incorporation)           File Number)    Identification No.)

701 Western Avenue, Glendale, California                         91201-2394
----------------------------------------                     -------------------
(Address of principal executive office)                          (Zip Code)

        Registrant's telephone number, including area code (818) 244-8080
                                                           --------------

                                       N/A

          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         PS Partners IV, Ltd., a California Limited Partnership (the "Partnership") has entered into an Agreement and Plan of Reorganization by and among Public Storage, Inc. ("PSI"), PS Partners IV Merger Co., Inc. and the Partnership, dated as of December 18, 2002 (the "Agreement and Plan of Reorganization"). Under the Agreement and Plan of Reorganization, each of the Partnership units held by the public limited partners will be converted into the right to receive a value of $442 in PSI common stock or, at the limited partner's election, in cash.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PS PARTNERS IV, LTD.,
                                              A CALIFORNIA LIMITED PARTNERSHIP
                                              By:      PUBLIC STORAGE, INC.,
                                                       General Partner


                                              By:      /s/ DAVID GOLDBERG
                                                        ------------------
                                                       David Goldberg
                                                       Vice President

Date: December 19, 2002